Derivative Instruments and Hedging Activity	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activity

NOTE 7    DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITY

Interest Rate Risk Management

The Company is exposed to the risk that its earnings and cash flows could be adversely impacted by fluctuations in benchmark interest rates relating to its anticipated issuances of debt in connection with the separation. The Company’s policy is to manage this risk to an acceptable level.

Cash Flow Hedges

In December 2014, the Company entered into forward-starting interest rate swaps to hedge the risk to earnings associated with movements in benchmark interest rates relating to the anticipated issuance of debt in connection with the separation. The Company designated these interest rate contracts as cash flow hedges. The total notional amount of the interest rate contracts outstanding was $550 million as of December 31, 2014.

As of December 31, 2014, the fair value of the interest rate contracts in liability positions was $2 million, reported in accrued liabilities, and the fair value of the interest rate contracts in asset positions was $1 million, reported in prepaid expenses and other assets. The Company recorded a net loss of $1 million in other comprehensive income during the year ended December 31, 2014. There was no ineffectiveness during the year ended December 31, 2014. The Company did not have any interest rate contracts outstanding as of December 31, 2013.